
Exhibit 99.1
NASDAQ: KOOL
CESCA
Therapeutics

BIO Investor Forum, San Francisco (Oct 22, 2019)

Jeff Cauble, Vice President of Finance

Disclosure and Forward Looking Statement

This presentation includes statements of future expectations and other forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current views and assumptions, speak only as of the date hereof and are subject to change. Forward-looking statements can often be identified by words such as “may,” “could,” “potential,” “continue,” and similar expressions and include, but are not limited to, statements regarding research and product commercialization. These forward-looking statements are not guarantees of future results and are subject to known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially and adversely from those expressed or implied in such statements. A more complete description of risks that could cause actual events to differ from the outcomes predicted by these forward-looking statements is set forth under the caption "Risk Factors" in our Annual Report on Form 10-K, in our Quarterly Reports on Form 10-Q, and in other reports filed with the Securities and Exchange Commission from time to time, and you should consider each of those factors when evaluating the forward-looking statements. We undertake no obligation to revise or update publicly any forward-looking statements for any reason, except as required by law.

3 Company Overview

Headquarters



CESCA
Therapeutics

Rancho Cordova, CA

Corporate Structure



CESCA
Therapeutics
ThermoGenesis
TotipotentRX
CARTXpress Bio

Company Highlights

- Corporate headquarters located in a 28,000 sq. ft. facility in Rancho Cordova, CA.
- Founded in 1986, company is a leading medical technology company developing state of the art automated cellular processing devices for the cord blood industry, and more recently, for high throughput cellular processing for immune cell-based therapeutics, such as CAR-T therapies.
- Company currently offers a full suite of products:
  - **CAR-TXpress™ Platform for High-Efficiency Cell Processing,** including **X-Lab** a semi-automated ficoll-free cell isolation system for the rapid isolation of target cells and **X-Wash** semi-automated system for washing and reformulation. Additionally, in development, **X-BACS** an automated solution that selects target calls using its patented buoyancy-activated cell sorting (BACS) technology for large scale cellular manufacturing in CAR-T therapies.
  - **AutoXpress® Platform for Clinical BioBanking,** including AXP an automated system for the isolation of hematopoietic stem cells from cord blood and peripheral blood and **BioArchive®** an automated cryogenic system used for the cryopreservation and storage of cord blood and clinical samples.
  - **POCXpress™ Platform for Point-of-Care Applications,** including PXP which allows for the rapid, automated processing of autologous peripheral blood or bone marrow derived stem cells at the point-of-care locations such as surgical centers or clinics.
- Revenues increased by 115% in the Q2 of 2019 versus Q2 of 2018, increased by 45% over Q1 2019.
- Achieved positive adjusted EBITDA for Q2 2019, two quarters ahead of plan.

4 Key Financial Performance

– Steady improvement in financial results since 2018

Revenue

($ in millions)



$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.9
$2.0
$3.1
$2.7
$3.0
$4.3
2018 Q1
2018 Q2
2018 Q3
2018 Q4
2019 Q1
2019 Q2

Gross Profit

($ in millions)



$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$0.4
$0.4
$0.7
$0.8
$1.3
$2.0
2018 Q1
2018 Q2
2018 Q3
2018 Q4
2019 Q1
2019 Q2

Operating Expenses

($ in millions – excluding impairment charges)



$4.0
$2.0
$0.0
$3.6
$3.7
$2.6
$2.8
$2.2
$2.2
2018 Q1
2018 Q2
2018 Q3
2018 Q4
2019 Q1
2019 Q2

2019 Q2 performance as compared to 2018 Q2

- Revenues increased by 115%
- Gross profit up 500%
- OpEx down 40%

ThermoGenesis CESCA Therapeutics

Revenue Growth & Cost Reduction Strategy

– Transforming from a medical device company to a leading solution provider for cell based therapies

Past Two (2) Years



Cesca completes SynGen acquisition. ThermoGenesis Corp. (TG) subsidiary formed
TG receives first BACS patent from USPTO
TG receives second BACS patent from USPTO
TG launched 2nd generation of AutoXpress® platform for stem cell banking
TG expands into CDMO services through license agreement with IncoCell
TG launched CAR-TXpress™ platform for large scale cellular process & manufacturing
TG launched POC-Xpress platform for point-of-care (PoC) clinical applications
Cesca completes reorganization to reduce costs and streamline operations
TG revised agreement with its AXP disposable contract manufacturer to decrease costs by 25%
TG completes construction of in-house clean room to reduce production costs of X-Series cartridges
TG signs PXP supply agreement with Orthohealing Center
TG launched Enhanced X-MINI CD3 selection kit for research market
Signed X-Series global distribution agreement
July 2017
Oct 2017
Feb 2018
Mar 2018
May 2018
July 2018
Oct 2018
Dec 2019
Jan 2019
Feb 2019
Apr 2019
Sept 2019

ThermoGenesis | CESCA Therapeutics

6 Adjusted EBITDA Steadily Increased

– Result of combined measures to increase revenue and reduce costs



Adjusted EBITDA by Quarter
2018 Q1 – 2019 Q2
($ in millions)
$0.5
$0.0
-$0.5
-$1.0
-$1.5
-$2.0
-$2.5
-$3.0
-$3.5
-$2.9
-$3.0
-$1.6
-$0.8
-$0.5
$0.1

Approaching Inflection Point

- Key metric used by the Company to determine cash based results
  - Defined as earnings before interest, taxes, depreciation, amortization, stock compensation and impairment of intangible assets
- Significant improvement over the past six quarters, from a loss of $3.0M per quarter at the beginning of 2018 to a **positive** $100,000 in the second quarter of 2019
- Improved results due to growing global customer base, reduced contract manufacturer pricing and corporate reorganization which has reduced costs and streamlined strategic focus

ThermoGenesis | CESCA Therapeutics

Our Future: Enabling Next-Generation Cell Therapies

– Genetically modified autologous cell therapies

Chimeric Antigen Receptor T Cells (CAR-T)

INDICATIONS
- Acute lymphoblastic leukemia
- Diffuse large B-cell lymphoma
- Multiple myeloma
- Other blood cancers
- Many solid tumors under development)

TWO 2017 US APPROVALS
- *Yescarta* for large B-cell lymphoma (Gilead; $373K/pt)
- *Kymriah* for acute lymphoblastic leukemia (Novartis; $475K/pt)
- Breakthrough therapy status awarded
- Peak revenue estimates for anti-CD19 CAR-Ts exceed $1B each

MAJOR PLAYERS

NOVARTIS GILEAD Celgene gsk Pfizer AMGEN

Engineered CD34 Hematopoietic Stem Cells

INDICATIONS
- Severe combined immunodeficiency
- β-Thalassemia
- Sickle cell disease
- Cerebral adrenoleukodystrophy
- Metachromatic leukodystrophy
- Fabry Disease
- Gaucher Disease

2016 & 2019 EU APPROVALS
- *Strimvelis* for severe combined immunodeficiency (Orchard; $648K/pt)
- *Zynteglo* for β-thalassemia (bluebirdbio; $1.8M/pt)

MAJOR PLAYERS

Orchard therapeutics bluebirdbio AVROBIO CRISPR THERAPEUTICS

Cell & Gene Therapy Target Market

– Cell & gene therapies are an emerging field with a rapid increase in the number of clinical trials globally

Worldwide Trials

- **800+** Clinical Trials
- **900+** Companies

Global Market

- Global regenerative medicine and cell therapy market to grow to US$ **67.6** Billion by 2020

Number of Initiated FDA Clinical Trials per Year



125
100
75
50
25
CAR-T trials
TCR trials
Total CAR-T/TCR
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018



50
315
5
10
13
119
4
7
7
292
12
16
19
16

CAR-T Cell & Gene Therapy Trials Globally

Source: [1] National Academy of Medicine (2017)
[2] Clinicaltrial.gov database (as of 8.31, 2019)
[3] Alliance for Regenerative Medicine Quarterly Data Report Q2 2019

ThermoGenesis | CESCA Therapeutics

Critical Unmet Needs for Manufacturing Cell Therapies

– Traditional process involves the use of ficoll and magnetic beads that is labor-intensive and time consuming


Scaling up production (33%)
Reimbursement process (25%)
Lengthy development timelines (33%)
Other (9%)

Survey indicates main hurdles for commercial success in CAR-T cell therapeutics are:

- Manufacture Scale Up (33%)
- Reimbursement Process (25%)

(indirectly linked to manufacture cost)

} > 58%

Source: RegMedNet pool


CAR-T Manufacture Cost
20%
20%
20%
40%
Equipment & reagent cost
cGMP processing time
FTE overhead
Viral vector production

Average manufacture cost for each dose of CAR-T therapeutics:
> $100,000 USD

CAR-TXpress™ Cell Processing Platform

– A modular designed, semi-automated, closed system for large scale cellular manufacturing



Whole Blood
BMA
Leukapheresis Unit
High Efficiency Low Cost
Ficoll-Free Beads-Free
Best-in-Class Practice
IL-2, CD3, DNA
Gene Insertion
Volumes May Exceed 5 L Additional IL-2 Infused
Isolation of MNCs
Selection of CD3+ Cells
Modification
Expansion
Volume Reduce/ Harvest
10 – 14 days
X-WASH® Washing and Volume Reduction
Final Formulation
X-LAB® Superior Isolation of MNC's
X-BACS® Superior Selection of CD3+ Cells
Freezing
Patient
Direct Infusion
BioArchive® Automated Storage and Retrieval
Patient
Direct Infusion

Proprietary CAR-TXpress™ Platform
with Patented X-BACS™ Technology

Revolutionary design to significantly reduce processing time while improving cell recovery

Cesca's technology reduces cell selection time from eight hours to two hours

■ Saves on cGMP ■ Saves on staff time ■ Increases throughput per clean room



Hours
8
7
6
5
4
3
2
1
0
Existing Process
75% Reduction
CAR-TXpress™

Improves cell recoveries after isolation and selection by up to 45% and 50%, respectively



100
90
80
70
60
50
40
30
20
10
% Recovery
Manual Process
65.0%
60.5%
CAR-TXpress
94.5%
(45% improvement)
90.8%
(50% improvement)
Ficoll** & Magnetic Beads***
X-LAB* & X-BACS

ThermoGenesis | CESCA Therapeutics

Our Key Technology

– Proprietary, new approach for separating cells from blood using a "bubble" technology


Target cells w/ beads
Non-Target cells w/o beads
Magnet
Magnet

Traditional Technology:
Magnetic Activated Cell Sorting (MACS)

ThermoGenesis

What It Is:

- BACS uses microscopic bubbles (each smaller than a single cell) as cell isolation reagents.
- The microbubbles are ruggedized with lipid shells, to which antibodies are attached to bind them *only to the target cell type* in a mixture of cell types (such as blood)
- In a centrifuge, target cells with their bound microbubbles float, while all other (unwanted) cells sink


cell mixture
add microbubbles
mix
centrifuge
1
2
3
4
Target cells w/ bubble
Microbubble
Non-target Cell
Target Cell
Non-Target cells w/o bubble



Newly Patented Technology

Our Cutting-Edge Technology:
Buoyancy Activated Cell Sorting (**BACS**)

ThermoGenesis | CESCA Therapeutics

X-Series® Products from CAR-TXpress™ Platform

– High efficiency processing, washing and formulation of various cellular products

X-LAB
Harvests & purifies MNCs from blood, bone marrow or leukapheresis, depleting up to: 99% of RBCs, 70% of GRNs, 85% of PLTs, and excess plasma volume.

X-WASH
Medium exchange to reduce spent media contamination by up to 6 logs with multiple washes, to remove DMSO, growth factors, cell debris, free viruses, etc.

X-BACS
Harvests target cells (i.e. CD3, CD4, CD8) from MNC fraction of blood, bone marrow or leukapheresis, using micro-bubble technology.

X-MINI
Small scale quick isolation of target cells (i.e. CD3, CD4, CD8) from cell culture or whole blood, using micro-bubble technology.






X-BACS Docking Station


X-Mini Selection Kit
ThermoGenesis

ThermoGenesis | CESCA Therapeutics

Global Distribution Agreement

– Partnership with a major global company to distribute X-Series products worldwide

Key Terms for Agreement:

- $2M upfront license fee (Received Oct. 1)
- Covers X-Series™ products
- Worldwide exclusive rights, excluding China for the first two years
- Five year term, renewable

Cesca Will:

- Continue to direct sell to the point-of-care market
- Retain all rights for CDMO services

ThermoGenesis CESCA Therapeutics

A Full Product Line for Automated Cellular Processing

– From stem cell banking, to point-of-care clinical applications, to large scale cellular processing

1. AutoXpress® Platform for Stem Cell Banking



AXP II®


Periscope/Arm Rotation
Linear Actuator
Barcode Reader
Periscope/Arm Vertical Travel
Periscope/Arm
Major Lid Rotation
Minor Lid and Periscope Assembly
Minor Lid Rotation
CRF
Major Lid
Canister
Periscope Mirror and Canister Hook
bioarchive

BioArchive®

2. POCXpress™ Platform for Point-of-Care Application

PXP ®



3.CAR-TXpress™ Platform for Large Scale Cell Processing


X Series™ Products


X-Mini


Disposable Cartridge
Control Module
Docking Station
BACS Cell Transfer Set

X-Series®

ThermoGenesis CESCA Therapeutics

15

AXP®: Leading Automated Technology for Cord Blood Banks

– Fully automated system for the isolation of stem cells from cord blood with superior performance



NYBC National Cord Blood Program AXP Processing Results: N=34,011 CBUs				
	Recovery (Post-processing)		Volume (Post processing)	CD 34+ viability (Post-processing)
	% MNC	% CD34+	(mL)	(%)
Mean	91.6	96.6	20.99	99.3
Std. Dev.	9.8	17.5	0.09	0.65

Over 1,000,000 large scale automated processing procedures done worldwide using AXP® platform

AXP® Customers includes top public and private cord blood banks worldwide

BioArchive®: Global Market Penetration

– 300+ BioArchive Systems, 129 sites in 37 countries



BioArchive® has been used in 4 BLAs approved by FDA

New York Blood Center

THE UNIVERSITY OF TEXAS MD Anderson ~~Cancer~~ Center

Duke UNIVERSITY

Cleveland Clinic

The America's
111 Systems
41 Institutes
5 Countries

Europe/Russia/Africa
79 Systems
42 Institutes
19 Countries

Asia/Mid East
113 Systems
46 Institutes
13 Countries

ThermoGenesis | CESCA Therapeutics

Cesca/ThermoGenesis' Future Growth Strategy

– Transforming from a medical device company to a leading solution provider for cell therapies


Thru Distribution Partnership
CARTXpress™ off-the-shelf product
In-House Capacity & Joint Venture
CMO/CDMO services for cell manufacturing
In-House
Global solution provider for cell therapies
2019
2020
2021
2022
2023
2024

ThermoGenesis | CESCA Therapeutics

Cesca CMO/CDMO Joint Venture – ImmuneCyte

– ImmuneCyte Life Sciences, Inc. is a joint venture between Healthbanks Biotech (USA) and Cesca

ImmuneCyte is among the first cell banks in the U.S. to provide clients with the opportunity to bank their own healthy immune cells for future use as a resource for cell-based immunotherapies, such as CAR-T cell therapies. Ownership at inception will be 80% by Healthbanks Biotech (USA) with Cesca holding the remaining 20% and maintaining certain anti-dilution rights.

Easy Process involves collecting only 200ml of blood, with the immune cells being processed and stored in -196° Celsius liquid nitrogen for long-term cryostorage.

Proprietary Technology is empowered by Cesca's proprietary **CAR-TXpress™** cell processing platform, an automated, functionally closed system that meets full cGMP compliance.

Healthbanks Biotech (USA) headquartered in Irvine, California, is one of the leading stem cell bank networks in the world, accredited by the FDA, AABB, CAP and ISO.


cGMP Compliant
With Processing Data Monitoring
BioArchive

ImmuneCyte | CESCA Therapeutics

Addressing Critical Unmet Needs in Cell & Gene Therapy

– ImmuneCyte is among the first cell banks in the U.S. that provides immune cell banking services

Immunotherapy, such as CAR-T cell, has become one of the most promising methods for treating cancer. However, a significant portion (can be as high as 30-50%) of patients FAIL to enroll or have insufficient CAR-T cells made when needed [2,3].

Scientific Rationale to Bank Immune Cells

1) The biological function of everyone's immune system declines rapidly with age and can be negatively affected by other medical conditions;
2) Most standard cancer therapies, such as chemotherapies and radiation, destroy the immune system;
3) In advanced cancer, tumor cells may metastasize, invade and "contaminate" the healthy immune system, making the immune system less "pure and healthy".

References:

1. Facts About Chimeric Antigen Receptor (CAR) T-Cell Therapy, Leukemia and Lymphoma Society (2018). https://www.lls.org
2. Updated Analysis of JULIET Trial: Tisagenlecleucel in Relapsed or Refractory DLBCL (2018).
3. Eligibility Criteria for CAR-T Trials and Survival Rates in Chemorefractory DLBCL. Journal of Clinical Pathways (2018).

ImmuneCyte | CESCA Therapeutics

ImmuneCyte's Easy Banking Procedures

– Preserving one's healthy and unaffected immune cells with easy steps


200ml blood shipped to ImmuneCyte's processing center
Proprietary CAR-Txpress Platform
Whole Blood
BMA
Leukapheresis
Thaw and used for CAR-T cell production when needed
biorchive

Blood Drawn	Isolation of Immune Cells	-196°C Cryopreservation	Immunotherapies
Ship to ImmuneCyte processing center	Proprietary CARTxpress™ Platform	Automated BioArchive Pro® System	At medical centers, pre-approved

ImmuneCyte | CESCA Therapeutics

CAR-TXpress Platform's Competitive Advantages

– Separates multi-components simultaneously through a GMP compliant, automated process with high throughput and reduced processing times


CAR-TXpress™
Multi-Component Automated
Separation & Storage Capability
BioArchive
BioArchive®

Competitive Advantage	CARTXpress™ System	Ficoll® Reagent
I.P.	Proprietary	Generic
Method	Automated	Manual
Multi-component	Yes	No
Closed System	Yes	No
Processing Vol	240ml/cartridge	12.5 ml/tube
Throughput	0.2 hr/sample	4 hrs/sample
Use of Ficoll	No	Yes
Processing Time	30min	3-4 hours
GMP Compliance	GMP	Non-compliant
Cell Recovery Mononuclear Cells RBC Depletion	 94.5% >99%	 40% >99%

Summary of Competitive Advantages

- *CARTXpress™ platform is capable of simultaneously isolating immune cells, platelets and serum from one blood sample.*
- *No use of any chemicals such as Ficoll; therefore allows safer use of archived immune cells in the future.*
- *Increases **16x** fold of the throughput compared to existing manual immune cell processing technologies*

ImmuneCyte | CESCA Therapeutics

A Significant Market Opportunity Exceeding $30B USD[1]

– The history of cord blood banking vs. immune cell banking shows large market potential

First demonstration of clinical usefulness

First cord blood banking service established

History of cord blood banking

1988
First successful hematopoietic stem cell (HSC) transplant using cord blood as a graft for a patient with Fanconi's anemia

1992
First use of cord blood drove cord blood banking industry. New York Blood Center started world's first cord blood bank in 1992, CBR started first private fee-for-service cord blood bank in the same year.

2016
Cord blood has been used in the treatment of over 80 diseases. Globally, there more than 1000+ cord blood banks. The global cord blood banking market has reached **$29.7 Billion USD** by 2016.

Source: BioInformant Worldwide, LLC (2018)

Fig 1. Growth of banked cord blood units since 1992



First approval of CAR-T immunotherapy

ImmuneCyte establishes immune cell banking service

2017
FDA approved 2 CAR-T cell treatment as breakthrough therapies for Acute Lymphoblastic Leukemia (ALL) and Non-Hodgkin's Lymphoma (NHL), citing over 83% response rate.

2019's
As of the end of September 2019, there were 800+ clinical trials for CAR-T therapies worldwide, targeting a wide variety of blood cancers and solid tumors.

Fig 2. The outlook for immune cell banking industry


Sales
Cord Blood Banking
Product extension
1
Based on cord blood banking market, global market for immune cell banking could well exceed
$30 Billion USD
Immune Cell Banking
2
Introduction
Growth
Maturity
Decline
Time

Note:
Joint venture is 80% owned by Healthbanks Biotech (USA) with Cesca holding a 20% interest, including certain anti-dilution rights.

ImmuneCyte | CESCA Therapeutics

23 Experienced Leadership Team



Chris Xu, PhD/MBA, Chairman, President and Chief Executive Officer

20+ years in life sciences and pharmaceutical industry

Founder of the Boyalife Group; fostered more than 20+ private public companies



Haihong Zhu, President of ThermoGenesis Corp

25+ years involved in stem cell field

10+ years of C-level experience in life science companies



Phil Coelho, Chief Technology Officer

Inventor of many of the legendary automated cellular processing products

Holder of 50+ US patents and 300+ international patents

30+ years of C-level experience with public life science companies



Jeff Cauble, Vice President of Finance and Principal Accounting Officer

20+ years in managerial roles within finance for both private and publicly traded companies



Mindy Wilke-Douglas, Vice President of Operations

20+ years of operation management and marketing experience in FDA regulated biotechnology and medical device companies

Investment Values and Peer Group Comparison

– With a strong cash position heading into 2020, Cesca is at an inflection point moving forward


Cash Position
(in millions)
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.2
$2.4
$2.2
$2.4
$2.0
$2.4
2018 Q3
2018 Q4
2019 Q1
2019 Q2
2019 Q2 Proforma
Cash on hand
Global distributor exclusivity fee

Scientific Tool and Service Companies

in Cell & Gene Therapy Field

Company Ticker	Cesca (Nasdaq:KOOL)	Cryoport (Nasdaq:CYRX)	BioLife (Nasdaq:BLFS)
Business	Automated Cell Process Tools & Services	Shipping Logistic Services	Reagents & Buffers
Revenue (TTM)[1]	$13M	$26M	$22M
Profitability (TTM)[1]	Cash flow positive before EOY (Adj EBIDTA)	($10M)	$3.5M
Cash on Hand[1]	$2.4M	$81M	$19M
Market Cap[2]	$14M	$500M	$328M

1 Finance data as of 6/30/19
2 Market Cap data as of 10/18/19

Pursuing Excellence for Cell Based Therapies

Cell Banking, Cell Process and Cell Therapy

Company Contact:

Cesca Therapeutics Inc.
Wendy Samford
916-858-5191
ir@cescatherapeutics.com

Investor Contact:

Rx Communications
Paula Schwartz
917-322-2216
pschwartz@rxir.com

For more information:

Cesca Therapeutics Inc., visit:
www.cescatherapeutics.com
ThermoGenesis Corp., visit:
www.thermogenesis.com

ThermoGenesis | CESCA Therapeutics